                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):    February 3, 1997
                                                         -----------------


                          Renaissance Solutions, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                  (State or Other Jurisdiction of Incorporation)

            0-25746                            04-3150009
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   (Commission File Number)        (I.R.S. Employer Identification No.)


Lincoln North, 55 Old Bedford Road, Lincoln, MA               01773
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   (Address of Principal Executive Offices)                 (Zip Code)

                                (617) 259-8833
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              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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     This Amendment No. 1 on Form 8-K/A amends and restates Item 7 of the
Current Report on Form 8-K filed with the Secruities and Exchange Commission on February 18, 1997 by Renaissance Solutions, Inc., a Delaware corporation (the "Form 8-K"), for the sole purpose of filing an additional exhibit to the Form 8-K which was erroneously omitted.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
         --------------------------------

     (a) Financial Statements of Businesses Acquired:
         -------------------------------------------

     None required.

     (b) Pro Forma Financial Information:
         -------------------------------

     None required.

     (c)  Exhibits:
          --------

     See the Exhibit Index attached hereto.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 1997                RENAISSANCE SOLUTIONS, INC.
                                              (Registrant)



                                       /s/ George A. McMillan
                                       -------------------------------------
                                       George A. McMillan
                                       Vice President, Chief Financial Officer
                                         and Chief Operating Officer
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                               INDEX TO EXHIBITS

Exhibit
Number       Description
-------      -----------


2* Stock Purchase Agreement, dated as of January 27, 1997, among the Company, and the parties named therein.

             The following schedules to the Stock Purchase Agreement, or to the referenced exhibit thereto, have been omitted. The Company will furnish copies of the omitted schedules to the Commission upon request:

             Stock Purchase Agreement:

             Disclosure Letter
             Schedule I:    Warrantors, B.V. and Other Sellers
             Schedule III:  The Network Companies
             Schedule IV:   Details on the Company
             Schedule V:    Option Grants and List of Employees

             Exhibit F - Option Agreement:

             Schedule 3:  The Network Companies
             Schedule 4:  Customers

2.1 Agreement, dated as of February 3, 1997, by and between Dean Street Investments B.V. and COBA Consulting Limited.

99*          Press Release issued February 14, 1997


*Previously filed as an exhibit to the Company's Current Report on Form 8-K dated February 3, 1997.